Exhibit 10.6

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

The Standard Register Company,

Silver Point Capital, L.P.,as Minority Shareholder Representative,

the Minority Shareholders

listed on Schedule I

and

the Majority Shareholders

listed on Schedule II

Dated as of August 1, 2013

REGISTRATION RIGHTS AGREEMENT, dated as of August 1, 2013, by and among The Standard Register Company, an Ohio corporation (the “Company”), Silver Point Capital, L.P., as Minority Shareholder Representative (as defined below), the shareholders of the Company listed on Schedule I (each, a “Minority Shareholder” and, collectively, the “Minority Shareholders”) and the shareholders of the Company listed on Schedule II (each, a “Majority Shareholder” and, collectively, the “Majority Shareholders”; and, together with the Minority Shareholders, each a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, as of the date hereof, the Majority Shareholders own that number of shares of Company Common Stock set forth opposite their names on Schedule II (the “Majority Shares”);

WHEREAS, on the date hereof, the Company, Holdings, the First Lien Lenders, the Second Lien Lenders and the Administrative Agent entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”; capitalized terms used but not defined in this Agreement have the meanings given in the Amendment and Restatement Agreement);

WHEREAS, pursuant to the Amendment and Restatement Agreement, the Minority Shareholders  acquired Warrants to acquire shares of Common Stock (the “Warrants,” and together with any shares of Company Common Stock issued upon conversion of the Warrants, the “Minority Shares”; and, together with the Majority Shares, the “Shares”); and

WHEREAS, the parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Majority Shares and the Minority Shares.

In consideration of the foregoing and the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, the parties agree as follows:

1.

Definitions. As used herein, the following terms shall have the following meanings:

 “Advice” shall have the meaning set forth in Section 8(b).

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“automatic shelf-registration statement” shall have the meaning set forth in Section 9(t).

“Board” shall have the meaning set forth in Section 2(b)(iii).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Common Stock” means the Common Stock, with a par value of $1.00, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Demand Notice” shall have the meaning set forth in Section 2(b)(ii).

“Demand Registration” shall have the meaning set forth in Section 2(b)(i).

“Effective Registration” means a registration effected by the Company pursuant to Section 2(b) that has been declared or ordered effective and kept effective by the Company as required by Section 7(a).

“Effectiveness Deadline” means, with respect to any registration statement required to be filed to cover the resale by the Minority Shareholders of the Registrable Securities pursuant to Section 2, the 10th Business Day following the date on which the Company is notified by the SEC that such registration statement will not be reviewed or is not subject to further review and comments and will be declared effective upon request by the Company.

“Electing Shareholders” means the Majority Shareholders and Minority Shareholders that have elected to register Registrable Securities pursuant to and in accordance with this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means 20 Business Days following the proper and timely written notice of demand; provided, that, to the extent that the Company has not been provided the information regarding the Electing Shareholders and their Registrable Securities in accordance with Section 11(b) at least five Business Days prior to the applicable Filing Deadline, such Filing Deadline shall be extended to the fifth Business Day following the date on which such information is provided to the Company.

“FINRA” shall have the meaning set forth in Section 7(p).

“Indemnified Party” shall have the meaning set forth in Section 10(c).

“Indemnifying Party” shall have the meaning set forth in Section 10(c).

“Initial Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Inspectors” shall have the meaning set forth in Section 7(l).

“Majority Registrable Securities” means (a) the Majority Shares and (b) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Majority Shares; provided that the term “Majority Registrable Securities” shall exclude in all cases any securities that (i) are sold pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144 under the Securities Act or (ii) are eligible to be sold by the holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144 of the Securities Act.

“Majority Shareholders” shall have the meaning set forth in the preamble of this Agreement.

“Majority Shares” has the meaning set forth in the Recitals.

“Minority Priority Offering” means any two Demand Registrations effected pursuant to Section 2(b) where the Minority Shareholder Representative has elected, by providing written notice to the Company within 5 Business Days after receipt of a Cutback Notice, to obtain priority with respect to the Underwriter Cutback for such Demand Registration.

“Minority Registrable Securities” means (a) the Minority Shares and (b) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Minority Shares; provided that the term “Minority Registrable Securities” shall exclude in all cases any securities that (i) are sold pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144 under the Securities Act or (ii) are eligible to be sold by the holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144 of the Securities Act.

“Minority Shareholder Representative” shall have the meaning set forth in Section 13(a).

“Minority Shareholders” shall have the meaning set forth in the preamble of this Agreement.

“Minority Shares” has the meaning set forth in the Recitals.

“Other Securities” shall have the meaning set forth in Section 4(a).

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 4(a).

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“prospectus” means the prospectus included in a registration statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments.

“Records” shall have the meaning set forth in Section 7(l).

“register,” “registered,” and “registration” means a registration effected by preparing and filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC.

“Registrable Securities” means (a) the Majority Registrable Securities and (b) the Minority Registrable Securities.

“Registration Expenses” means, with respect to any registration, (a) all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with FINRA, as may be required by the rules and regulations of FINRA, (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Minority Shareholder Representative, on behalf of the Minority Shareholders), (iv) fees and disbursements of counsel for the Company, (v) blue sky fees and expenses (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (vi) rating agency fees, (vii) messenger and delivery expenses, (viii) the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, (ix) fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), (x) the fees and expenses of any special experts retained by the Company in connection with such registration, (xi) the fees and expenses of one counsel for all Minority Shareholder(s) (selected by the holders of a majority of the shares held by the Minority Shareholder(s) collectively), together with local counsel, (xii) the fees and expenses of one counsel for all Majority Shareholder(s) (selected by the holders of a majority of the shares held by the Majority Shareholder(s) collectively), together with local counsel, and (xiii) the fees and expenses of other persons retained by the Company and (b) all expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration; provided that Registration Expenses shall not include any Selling Expenses.

“Registration Threshold” shall have the meaning set forth in Section 2(b)(i).

“Scheduled Black-out Period” means the period from and including the tenth calendar day preceding the last day of a fiscal quarter of the Company to and including the fifth Business Day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder, as the same may be amended or succeeded from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities and all fees and expenses incurred by the Electing Shareholders (including the Electing Shareholder’s advisor fees and expenses); provided that Selling Expenses shall not include any Registration Expenses.

“Shareholder Indemnitee” shall have the meaning set forth in Section 10(a).

“Shareholders” shall have the meaning set forth in the preamble of this Agreement.

“Shareholders Agreement” means the Shareholders Agreement, entered into on the date of this Agreement, by and among the Company, the Minority Shareholder Representative and the Minority Shareholders.

“Shares” has the meaning set forth in the Recitals.

“Shelf Registrable Securities” shall have the meaning set forth in Section 3.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Shelf Underwriting” shall have the meaning set forth in Section 3.

“Shelf Underwriting Notice” shall have the meaning set forth in Section 3.

“Shelf Underwriting Request” shall have the meaning set forth in Section 3.

“Valid Business Reason” shall have the meaning set forth in Section 2(b)(iii).

“Withdrawn Registration Request” means a request by the Minority Shareholder Representative to withdraw a demand for registration made pursuant to Section 2, excluding any requests for withdrawal described in the penultimate sentence of Section 2(b)(iii).

“WKSI” shall have the meaning set forth in Section 2(b)(i).

2.

Registration.

(a)

Shelf Registration.  As expeditiously as practicable after such time as the Company is eligible to use Form S-3 under the Securities Act (including any successor form, a “Form S-3”) for sales of Registrable Securities by a Shareholder, the Company shall file a registration statement on Form S-3 under Rule 415 of the Securities Act (or a successor rule) (the “Initial Shelf Registration Statement”) for a public offering of all (but not less than all) of the Registrable Securities.  If, at any time that there are outstanding Registrable Securities, any Shelf Registration Statement on Form S-3 covering such Registrable Securities should cease to be effective for any reason, but provided that the Company is eligible to use Form S-3 under the Securities Act then, the Company shall file another Shelf Registration Statement on Form S-3 for a public offering of all (but not less than all) of the Registrable Securities (any such registration statement on Form S-3 described in this sentence, together with the Initial Shelf Registration Statement, the “Shelf Registration Statement”). The Company shall use commercially reasonable efforts to cause each Shelf Registration Statement referred to in this Section 2(a) to be declared effective by the SEC as reasonably as practicable after such filing (but in no event later than the Effectiveness Deadline) and to maintain the effectiveness of such Shelf Registration Statement.

(b)

Demand Registration.

(i)

Subject to the terms and conditions of this Agreement, if at any time following the later of (x) the sixth month anniversary of the date of this Agreement and (y) the date on which the Company obtains the Company Shareholder Approval, the Company receives a written request (a “Demand Notice”) from (A)  Majority Shareholders then holding a majority of the Majority Registrable Securities or (B) the Minority Shareholder Representative on behalf of Minority Shareholders then holding a majority of the Minority Registrable Securities that the Company register Registrable Securities under the Securities Act representing the lesser of at least ten percent of the issued and outstanding Common Stock or an aggregate number of shares of Common Stock having an aggregate market value of at least $15 million (the “Registration Threshold”), then the Company shall use commercially reasonable efforts to file, as expeditiously as practicable but no later than the applicable Filing Deadline, a registration statement on an appropriate form, including a shelf registration statement, and, if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”), an automatic shelf registration statement under the Securities Act covering all Registrable Securities so requested to be registered (a “Demand Registration”); provided, that the Minority Shareholders shall not be subject to the Registration Threshold if pursuant to a Demand Notice such Minority Shareholders propose to register at least 75% of all  remaining Minority Registrable Securities. If a Shelf Registration Statement is effected pursuant to Section 2(a) and such proposed Demand Registration can be effected pursuant to the Shelf Registration Statement, the Company shall, as expeditiously as practicable after receiving a Demand Notice, file and effect an amendment of, or supplement to, the Shelf Registration Statement.  If the proposed Demand Registration pursuant to a Demand Notice cannot be effected pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause the registration statement to be declared effective or otherwise to become effective under the Securities Act as soon as reasonably practicable but, in any event, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep the registration statement continuously effective under the Securities Act until the earlier of (i) the date on which the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) notifies the Company in writing that the Registrable Securities included in such registration statement have been sold or the offering therefor has been terminated or (ii) 180 Business Days following the date on which such registration statement was declared effective by the SEC; provided that the period specified in clause (ii) of this sentence shall be extended automatically by one Business Day for each Business Day that the use of such registration statement or prospectus is suspended by the Company pursuant to any Scheduled Black-out Period, pursuant to Section 2(b)(iii) or Section 7(f).

(ii)

The Company shall not be required to effect a registration pursuant to Section 2(b) (i) after, in the aggregate, (A) with respect to the Majority Shareholders, four Effective Registrations in the aggregate and (B) with respect to the Minority Shareholders, four Effective Registrations in the aggregate  (it being understood that a Withdrawn Registration Request shall not count toward such limit; provided, that the Electing Shareholder(s) reimburse the Company for any Registration Expenses incurred in connection with such Withdrawn Registration Request); (ii) more than once during any six-month period; or (iii) within 90 days of the filing of an Effective Registration.

(iii)

Notwithstanding anything to the contrary in this Agreement, upon written notice to the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), the Company may delay the Filing Deadline and/or the Effectiveness Deadline with respect to, or suspend the effectiveness or availability of, any registration statement (i) if the Board of Directors of the Company (the “Board”), in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any existing or potential material financing, acquisition, corporate reorganization, merger, share exchange or other transaction involving the Company or any of its subsidiaries or because the Company does not yet have appropriate financial statements of acquired or to be acquired entities available for filing (in each case, a “Valid Business Reason”) then (x) the Company may postpone filing a registration statement relating to a Demand Registration until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted in whole or part from actions taken or omitted to be taken by the Company, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, suspend use of or, if required by the SEC, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists; and (ii) for a period not to exceed 30 days prior to the Company’s estimate of the launch date of, and 120 days after the closing date of, a Company initiated registered offering of equity securities (including equity securities convertible into or exchangeable for Common Stock and any other offering of Company securities); provided that (A) the Company is actively employing commercially reasonable efforts to launch such registered offering throughout such period and (B) the Shareholders are afforded the opportunity to include Registrable Securities in such registered offering in accordance with Section 4. If the Company shall delay any Filing Deadline pursuant to this clause (c) for more than 30 Business Days or the Electing Shareholders are obligated to suspend the sale of their Registrable Securities for more than 30 Business Days pursuant to Section 11(b), the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) may, on behalf of the Electing Shareholders, withdraw the demand therefor at any time after such 30 Business Days so long as such delay or suspension is then continuing by providing written notice to the Company to such effect, and any demand so withdrawn shall not count as a Withdrawn Registration Request for any purpose under this Section 2(b).  In order to delay the Filing Deadline and/or the Effectiveness Deadline with respect to, or suspend the effectiveness or availability of, any registration statement pursuant to this Section 2(b)(iii), the Company shall deliver to the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) a certificate signed by an executive officer of the Company stating that the Company is delaying such filing pursuant to this Section 2(b)(iii) and a general statement of the reason for such delay and an approximation of the anticipated delay.

3.

Shelf Takedowns.  In the event that the Company files a Shelf Registration Statement pursuant to Section 2(a) and such registration statement becomes effective, the Electing Shareholders shall have the right at any time or from time to time to elect to sell their Registrable Securities in any manner described under “Plan of Distribution” in such registration statement, including pursuant to an underwritten offering of Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”).  The Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative),  shall make such election with respect to an underwritten offering by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering to the Company specifying the number of Shelf Registrable Securities that the Electing Shareholder(s) desire(s) to sell pursuant to such underwritten offering (the “Shelf Underwriting”); provided that the Shelf Underwriting Request shall provide for the sale of no less than $5 million of Registrable Securities.  As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to all other Shareholders.  The Company shall include in such Shelf Underwriting (x) the Registrable Securities of the Shareholder(s) making such Shelf Underwriting Request and (y) the Shelf Registrable Securities of any other Shareholder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Shareholder) within five (5) days after the receipt of the Shelf Underwriting Notice.  The Company shall, as expeditiously as possible (and in any event within 20 days after the receipt of a Shelf Underwriting Request) use commercially reasonable efforts to facilitate such Shelf Underwriting.  Notwithstanding the foregoing, if a Shareholder wishes to engage in an underwritten block trade off of a Shelf Registration Statement, then notwithstanding the foregoing time periods, the Shareholder only needs to notify the Company of the block trade Shelf Underwriting three Business Days prior to commencement and the Company shall notify other Shareholders on the same day and other Shareholders must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use commercially reasonable efforts to facilitate such Shelf Underwriting, provided that the Shareholder requesting such underwritten block trade shall commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus supplement and other offering documentation related to the underwritten block trade.  The Company shall, at the request of any Shareholder of Registrable Securities registered on such Shelf Registration Statement, file any prospectus supplement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by any Shareholder of Registrable Securities registered on such Shelf Registration Statement to effect such Shelf Underwriting.  Once a Shelf Registration Statement has been declared effective, the Minority Shareholders of Registrable Securities may request, and the Company shall facilitate, an unlimited number of Shelf Underwritings with respect to such Shelf Registration Statement.  In connection with any Shelf Underwriting, the Company shall follow the applicable procedures set forth in Section 8(b).

4.

Piggyback Registration.

(a)

Subject to the terms and conditions of this Agreement, if at any time the Company files a registration statement under the Securities Act with respect to an offering of Common Stock or other equity securities of the Company that are not Registrable Securities (such Common Stock and other equity securities collectively, “Other Securities”), whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms or (ii) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Company shall use commercially reasonably efforts to give written notice of such filing to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative for distribution to the Minority Shareholders holding Registrable Securities) at least ten Business Days before the anticipated filing date (the “Piggyback Notice”). The Piggyback Notice and the contents thereof shall be kept confidential by the Minority Shareholder Representative, the Shareholders and their respective Affiliates and representatives, and the Minority Shareholder Representative and the Shareholders shall be responsible for breaches of confidentiality by their respective Affiliates and representatives. The Piggyback Notice shall offer the Shareholders the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as they may reasonably request (a “Piggyback Registration”). Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from the Shareholder Representative written requests for inclusion therein within five Business Days following receipt of any Piggyback Notice by the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), which request shall specify the maximum number of Registrable Securities intended to be disposed of by the Electing Shareholders and the intended method of distribution. The Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of the registration statement relating to such Piggyback Registration. No Piggyback Registration shall count towards the number of demand registrations that the Minority Shareholders are entitled to make in any period or in total pursuant to Section 2(b).

(b)

If any Other Securities are to be sold in an underwritten offering pursuant to a registration statement under the Securities Act, (i) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their sole discretion and (ii) the Electing Shareholders shall be permitted to include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company and the Minority Shareholder Representative in writing (a “Cutback Notice”) that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering (an “Underwriter Cutback”), exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (A) to the extent such public offering is the result of a registration initiated by the Company (1) first, all Other Securities being sold by the Company, (2) second, all Registrable Securities requested to be included in such registration by the Shareholders, pro rata, based on the number of Registrable Securities beneficially owned by such Shareholders and (3) third, all Other Securities of any holders thereof (other than the Company and the Electing Shareholders) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities; (B) to the extent such public offering is a Minority Priority Offering (1) first, all Minority Registrable Securities requested to be included in such registration by the Minority Shareholders, pro rata, based on the number of Registrable Securities beneficially owned by such Minority Shareholders, (2) second, all Majority Registrable Securities requested to be included in such registration by the Majority Shareholders who are Majority Shareholders, pro rata, based on the number of Registrable Securities beneficially owned by such Majority Shareholders (3) third all Other Securities being sold by the Company, and (4) fourth all Other Securities of any holders thereof (other than the Company and the Electing Shareholders) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities; (C) to the extent such public offering is the result of any Demand Registration initiated by any Electing Shareholder pursuant to Section 2 that is not a Minority Priority Offering (1) first, all Registrable Securities requested to be included in such registration by the Electing Shareholders, pro rata, based on the number of Registrable Securities beneficially owned by such Electing Shareholders, (2) second all Other Securities being sold by the Company, and (4) fourth all Other Securities of any holders thereof (other than the Company and the Electing Shareholders) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities.

5.

Selection of Underwriters.  The Minority Shareholders holding a majority of the Registrable Securities being offered in connection with a Shelf Underwriting or Demand Registration, as applicable, shall select the underwriters for the offering.

6.

Expenses of Registration. Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder, shall be borne by the Electing Shareholders in proportion to the number of Registrable Securities for which registration was requested; provided, that all Electing Shareholders shall be severally and not jointly responsible for all Selling Expenses.

7.

Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to Section 2, 3 or 4 of this Agreement, the Company shall use commercially reasonable efforts to:

(a)

Prepare and file with the SEC as expeditiously as practicable a registration statement on any appropriate form under the Securities Act (including all required exhibits to such registration statement) with respect to such Registrable Securities (but in no event later than the applicable Filing Deadline) and use commercially reasonable efforts to cause such registration statement to become effective as expeditiously as practicable (but in no event later than the Effectiveness Deadline), or prepare and file with the SEC a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement (but in no event later than the applicable Filing Deadline) and keep such registration statement effective or such prospectus supplement current, in the case of a registration pursuant to Section 2, in accordance with Section 2; provided, that as far in advance as practicable before filing such registration statement or any amendment thereto, the Company will furnish to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), copies of reasonably complete drafts of all such documents prepared to be filed (including all required exhibits to such registration statement), and the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), shall have the opportunity to object to any information contained therein and the Company will make corrections reasonably requested by the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) with respect to such information prior to filing any such registration statement or amendment.

(b)

Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)

Furnish to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) and the underwriters of the securities being registered such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits but not documents incorporated by reference) and the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative)may reasonably request on behalf of the Electing Shareholders in order to facilitate the disposition of Registrable Securities owned by the Electing Shareholders or the sale of securities by such underwriters. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Electing Shareholders in accordance with applicable laws and regulations in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

(d)

Enter customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities, including, if the method of distribution of Registrable Securities is by means of an underwritten offering pursuant to Section 2, using commercially reasonable efforts to, (i) participate in and make documents available for the reasonable and customary due diligence review of underwriters during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided, that (A) any party receiving confidential materials shall execute a confidentiality agreement acceptable to the Company and (B) the Company may in its reasonable discretion restrict access to competitively sensitive or legally privileged documents or information, (ii) request that the chief executive officer and chief financial officer participate in a reasonable number of “road show” presentations and/or Shareholder conference calls during normal business hours, on reasonable advance notice and without undue burden or hardship to the Company and (iii) negotiate and execute an underwriting agreement in with the managing underwriter(s) of such offering and such other documents reasonably required under the terms of such underwriting arrangements, including using commercially reasonable efforts to procure a customary legal opinion and auditor “comfort” letters.  The Electing Shareholders shall enter into and perform their obligations under such underwriting agreement.

(e)

Give notice to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) as promptly as reasonably practicable:

(i)

when any registration statement filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 4 or any amendment to such registration statement has been filed with the SEC and when such registration statement or any post-effective amendment to such registration statement has become effective;

(ii)

of any comments or request by the SEC for amendments or supplements to any registration statement (or any information incorporated by reference in, or exhibits to, such registration statement) filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 4 or the prospectus (including information incorporated by reference in such prospectus) included in such registration statement or for additional information;

(iii)

of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 4 or the initiation of any proceedings for that purpose;

(iv)

of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)

at any time when a prospectus relating to any such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus (including any material incorporated by reference or deemed to be incorporated by reference in such prospectus), as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which event requires the Company to make changes in such effective registration statement and prospectus in order to make the statements therein or incorporated by reference therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

(f)

Upon the occurrence of any event contemplated by Section 7(e)(v), reasonably promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), the prospectus will not contain (or incorporate by reference) an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) in accordance with Section 7(e)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Electing Shareholders shall suspend use of such prospectus and use their commercially reasonable efforts to return to the Company all copies of such prospectus other than permanent file copies then in the Electing Shareholders’ possession, and the period of effectiveness of such registration statement provided for in Section 7(a) above shall be extended by the number of days from and including the date of the giving of such notice to the date the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) shall have received such amended or supplemented prospectus pursuant to this Section 7(f).

(g)

Procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) or the managing underwriter(s). In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the registration statement cause an opinion of counsel as to the effectiveness of the registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the registration statement.

(h)

Register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an underwritten offering, as the holders of a majority of such Registrable Securities may reasonably request); and do any and all other acts and things which may be reasonably necessary or advisable to enable each Electing Shareholder to consummate the disposition of the Registrable Securities owned by such Electing Shareholder in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction).

(i)

Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and make generally available to the Company’s security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

(j)

If requested by the managing underwriter or any Electing Shareholder promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any Electing Shareholder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Electing Shareholder, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment.

(k)

Cooperate with the Electing Shareholders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Electing Shareholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates.

(l)

Promptly make available for inspection by any Electing Shareholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Electing Shareholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to clause (B) such Shareholder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Shareholder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

(m)

Furnish to each Electing Shareholder and underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Electing Shareholders or managing underwriter reasonably requests.

(n)

Cause the Registrable Securities included in any registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

(o)

Provide a transfer agent and registrar for all Registrable Securities registered hereunder.

(p)

Cooperate with each Electing Shareholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”).

(q)

During the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(r)

Advise each Electing Shareholder of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(s)

Enter into, and cause its directors and officers to enter into, lockup agreements in the form reasonably requested by the underwriters.

(t)

To the extent the Company is a WKSI at the time any Demand Registration is submitted to the Company, and such Demand Registration requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered.  The Company shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective.  If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold.  If the automatic shelf registration statement has been outstanding for at least three (3) years, prior to the end of the third year the Company shall file a new automatic shelf registration statement covering the Registrable Securities.  If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

8.

Suspension of Sales.

(a)

Notwithstanding anything to the contrary in this Agreement, during any Scheduled Black-out Period the Electing Shareholders shall immediately suspend or discontinue disposition of Registrable Securities until the termination of such Scheduled Black-out Period; provided that (i) a Scheduled Black-out Period shall not prevent the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) from making any demand under Section 2(b) or electing to participate in any Piggyback Registration under Section 4 or relieve the Company from its obligation to file (but not its obligation cause to be declared effective) a registration statement pursuant to this Agreement and (ii) a Scheduled Black-out Period shall not apply to the Electing Shareholders in any Piggyback Registration to the extent the Company has waived the Scheduled Black-out Period with respect to any registered offering of Other Securities for its own account or for the account of any other Person, which offering gives rise to such Piggyback Registration.

(b)

Upon receipt of written notice from the Company pursuant to Section 7(e)(v), the Electing Shareholders shall immediately discontinue disposition of Registrable Securities until the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) (i) has received copies of a supplemented or amended prospectus or prospectus supplement pursuant to Section 7(f) or (ii) is advised in writing by the Company (the “Advice”) that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Electing Shareholders shall deliver to the Company all copies, other than permanent file copies then in the Electing Shareholders’ possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.  The Company shall use commercially reasonable efforts to take such actions as are reasonably necessary to render the Advice as promptly as practicable.

9.

Free Writing Prospectuses. The Electing Shareholders shall not use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company given to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative), which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Electing Shareholders may use any free writing prospectus prepared and distributed by the Company.

10.

Indemnification.

(a)

Notwithstanding any termination of this Agreement, the Company shall indemnify, hold harmless and reimburse the Minority Shareholder Representative, each of the Electing Shareholders and each of their respective officers, directors, employees, agents, partners, advisors, members, stockholders, representatives and Affiliates, and each person or entity, if any, that controls the Minority Shareholder Representative or the Electing Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees and agents of each such controlling Person (each, an “Shareholder Indemnitee”), (x) against any and all losses, claims, damages, actions, liabilities, costs and expenses, joint or several, (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of, based upon, related to or resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or any amendments or supplements thereto prepared by the Company or authorized by it in writing for use by the Shareholders or any amendment or supplement thereto; or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (x) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (z) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or Exchange Act, to the extent that any such expense or cost is not paid under subparagraph (x) or (y) above; provided, that the Company shall not be liable to such Shareholder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) prepared by the Company or authorized by it in writing for use by the Minority Shareholders or any amendment or supplement thereto, made in reliance upon and in conformity with information regarding such Shareholder Indemnitee or its plan of distribution or ownership interests which such Shareholder Indemnitee furnished in writing to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, (ii) offers or sales effected by or on behalf such Shareholder Indemnitee “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company or (iii) the failure to deliver or make available to a purchaser of Registrable Securities a copy of any preliminary prospectus, pricing information or final prospectus contained in the applicable registration statement or any amendments or supplements thereto (to the extent the same is required by applicable law to be delivered or made available to such purchaser at the time of sale of contract).  The reimbursements required by this Section 10(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

(b)

Each Electing Shareholder shall, severally and not jointly, indemnify and hold harmless the Company and its officers, directors, employees, agents,

representatives and Affiliates against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent, that such untrue statements or omissions are based upon information regarding such Electing Shareholder furnished in writing to the Company by the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) for use therein; provided, however, that such Electing Shareholder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Electing Shareholder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

(c)

If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly as reasonably practicable notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and the Indemnifying Party exists with respect to such claim, the Indemnifying Party shall assume the defense in such proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided, that any such notice or other communication pursuant to this Section 10 between the Company and an Indemnifying Party or an Indemnified Party, as the case may be, shall be delivered to or by, as the case may be, the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative); provided, further, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 10, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel (and local counsel) in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding, (iii) the actual or potential parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party) or (iv) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with an actual or potential conflict of interest; provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement (i) includes a full and unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act, by or on behalf of any Indemnified Party. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder, provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 10).

(d)

If the indemnification provided for in Section 10(a) or 10(b) is unavailable to an Indemnified Party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to in Section 10(a) or 10(b), as the case may be, or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Majority Shareholders, the Minority Shareholder Representative and the Minority Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation (even if the Shareholders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 10(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with the investigating or, except as provided in Section 10(c), defending any such action or claim.  Notwithstanding the foregoing, in no event shall the liability of any Electing Shareholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Electing Shareholder upon the sale of the Registrable Securities giving rise to such contribution obligation. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from an Indemnifying Party not guilty of such fraudulent misrepresentation.

(e)

If indemnification is available under this Section 10, the Indemnifying Party shall indemnify each Indemnified Party to the full extent provided in Section 10(a) and 10(b) without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in Section 10(d).

(f)

The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party will survive the transfer of securities.

11.

“Market Stand-Off” Agreement; Agreement to Furnish Information.

(a)

The Shareholders agree that they will not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any new hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities of the Company) held by the Shareholders (other than those included in the registration) for a period specified by the representatives of the book-running managing underwriters of Common Stock (or other securities of the Company convertible into Common Stock) not to exceed 10 days prior and 60 days following any registered public sale of securities by the Company in which the Company gave the Shareholders an opportunity to participate in accordance with Section 4. Each of the Shareholders agrees to execute and deliver such other agreements as may be reasonably requested by the representatives of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto.

(b)

In addition, if requested by the Company or the book-running managing underwriters of Common Stock (or other securities of the Company convertible into Common Stock), the Electing Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative)shall provide such information regarding each Electing Shareholder and its respective Registrable Securities as may be reasonably required by the Company or such representative of the book-running managing underwriters in connection with the filing of a registration statement and the completion of any public offering of the Registrable Securities pursuant to this Agreement.

12.

Rule 144 Reporting. With a view to making available to the Shareholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities that are Common Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement; (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and (c) so long as the Shareholders own any Registrable Securities, furnish to the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as the Shareholders (or, in the case of the Minority Shareholders, the Minority Shareholder Representative) may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Common Stock without registration.

13.

Minority Shareholder Representative.

(a)

Each Minority Shareholder, by its execution of this agreement, has consented to the appointment of Silver Point Capital, L.P. as the representative, agent and proxy for such Minority Shareholder (the “Minority Shareholder Representative”) with full power of substitution to act on behalf of the Minority Shareholders to the extent and in the manner set forth in this Agreement. Each Minority Shareholder, by its execution of this agreement, further agrees that such agency and proxy are coupled with an interest and are therefore irrevocable without the consent of the Minority Shareholder Representative, in accordance with this Agreement, and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of such Minority Shareholder. All decisions, actions, consents and instructions by the Minority Shareholder Representative shall be binding upon all of the Minority Shareholders, and no Minority Shareholder shall have the right to object to, dissent from, protest or otherwise contest the same. The Company shall be entitled to rely on any decision, action, consent or instruction of the Minority Shareholder Representative as being the decision, action, consent or instruction of the Minority Shareholders.

(b)

The Minority Shareholder Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of Minority Shareholders holding a majority of the aggregate Registrable Securities held by such Minority Shareholders at such time; provided, that promptly upon such removal such Minority Shareholders shall appoint a new Minority Shareholder Representative. Notice of such vote or a copy of the written consent appointing such new Minority Shareholder Representative shall be sent to the Company, such appointment to be effective upon the later of the date indicated in such consent or the date such consent is received by the Company.

14.

Preservation of Rights.  The Company will not (i) grant any registration rights to third parties which are inconsistent with the rights granted hereunder or more favorable to such parties without similarly modifying the rights herein or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Minority Shareholders in this Agreement.  The Company hereby represents and warrants to each Minority Shareholder that, as of the date hereof, no Person has any rights to require the Company to register any Common Stock or other equity securities of the Company under the Securities Act, except for the Minority Shareholders pursuant to this Agreement.

15.

Miscellaneous.

(a)

Termination of Registration Rights. The registration rights granted under this Agreement shall terminate on the earlier to occur of (i) the Minority Shareholders failing to own in the aggregate five percent or more of the outstanding Common Stock of the Company or (ii) the fifth year anniversary of the date of this Agreement.

(b)

Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Ohio, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Ohio.

(c)

Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the courts of the State of Ohio. Each of the parties irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts of the State of Ohio, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by a court of the State of Ohio. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts of the State of Ohio for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(d)

Specific Performance. The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of this Agreement, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts of the State of Ohio. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

(e)

Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)

Successors and Assigns. No Shareholder may transfer or assign (including by operation of law) this Agreement or any of its rights, interests or obligations in this Agreement without the prior written approval of the Company. Any purported assignment or transfer without such consent shall be void.  Notwithstanding the foregoing, any Shareholder may, without such prior written approval of the Company, assign this Agreement and all (but not less than all) of its rights, interests and obligations in this Agreement with respect to any transferred Registrable Securities to an Affiliate Transferee or a Permitted Transferee (as each is defined in the Shareholders Agreement)); provided, that such Affiliate Transferee or Permitted Transferee, as applicable, shall, as a condition to such transfer, execute a customary joinder agreement reasonably satisfactory in form and substance to the Company agreeing to be bound by all of the terms and conditions of this Agreement to the same extent as the transferor.  Upon entering into any such joinder agreement, such Affiliate Transferee or Permitted Transferee (x) will be deemed to be a Shareholder for all purposes of this Agreement, (y) will have the obligations of such Shareholder hereunder and (z) will be listed as a Shareholder on Schedule I.

(g)

No Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer, and this Agreement shall not confer, on any Person other than the parties to this Agreement any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no other Persons shall have any standing with respect to this Agreement or the transactions contemplated by this Agreement; provided, however that each Indemnified Party (but only, in the case of an Shareholder Indemnitee, if such Shareholder Indemnitee has complied with the requirements of Section 10(c), including the first proviso of Section 10(c)) shall be entitled to the rights, remedies and obligations provided to an Indemnified Party under Section 10, and each such Indemnified Party shall have standing as a third-party beneficiary under Section 10 to enforce such rights, remedies and obligations.

(h)

Entire Agreement. This Agreement, the Amendment and Restatement Agreement and the Shareholders Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

(i)

Notices. All notices and other communications given hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)

if to the Company, to:

The Standard Register Company

600 Albany Street

Dayton, Ohio 45417

Attention: General Counsel

Facsimile: (937) 221-3431

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention:

Facsimile:

(ii)

if to Minority Shareholder Representative, to:

Silver Point Capital, L.P.

Two Greenwich Plaza, 1st Floor

Greenwich, Connecticut 06830

Attention: Anthony DiNello

Facsimile: (203) 542-4312

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Christopher Ewan

                  David L. Shaw

Facsimile: (212) 859-4000

(iii)

if to a Minority Shareholder, to the address listed on Schedule I.

(iv)

if to a Majority Shareholder, to the address listed on Schedule II.

(j)

Waivers. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any breach, default or noncompliance of any action or omission to act of a party hereto. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

(k)

Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Minority Shareholder Representative or, in the case of a waiver, by the party against whom the waiver is to be effective. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities, and the Company.

(l)

Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

(m)

Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(n)

Titles and Subtitles; Interpretation. When a reference is made in this Agreement to a Section, Article or Schedule, such reference shall be to a Section, Article or Schedule of this Agreement unless otherwise indicated. The table of contents and headings are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. All Schedules to this Agreement are incorporated in and made a part of this Agreement. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. Any agreement, instrument or statute, rule or regulation defined or referred to in this Agreement means such agreement, instrument or statute, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by each of the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

This Agreement has been executed and delivered by the Company, the Minority Shareholder Representative, each Majority Shareholder and each Minority Shareholder as of the date above first written.

THE STANDARD REGISTER COMPANY

By:  /s/ Joseph P. Morgan, Jr.

Name:  Joseph P. Morgan, Jr.

Title:    President & CEO

As Minority Shareholder Representative:

SILVER POINT CAPITAL, L.P.

By:  /s/ Michael A. Gatto

Name:  Michael A. Gatto

Title:    Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

SILVER POINT CAPITAL FUND, L.P.

By: /s/ Michael A. Gatto

 Name:  Michael A. Gatto

 Title:    Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

(Majority Shareholder Signature)

SPCP GROUP, LLC

By: /s/ Michael A. Gatto

 Name:  Michael A. Gatto

 Title:    Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

DLJIP II HOLDINGS, L.P.

By: DLJ IP II, LLC, as General Partners

By: /s/ Charles W. Harper

 Name:  Charles W. Harper

 Title:    Managing Director

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

DLJ INVESTMENT PARTNERS II, L.P.

by DLJ IP II, LLC, as General Partner

By: /s/ Charles W. Harper

 Name:  Charles W. Harper

 Title:    Managing Director

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

DLJ INVESTMENT PARTNERS, L.P.

By: DLJ IP II, LLC, as Managing General Partner

By: /s/ Charles W. Harper

 Name:  Charles W. Harper

 Title:    Managing Director

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

SPF CDO I, LTD.

By: /s/ Michael A. Gatto

Name:  Michael A. Gatto

 Title:    Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

(Minority Shareholder Signature)

SPCP GROUP III LLC

By: /s/ Michael A. Gatto

 Name:  Michael A. Gatto

 Title:    Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

(Shareholder Signatures)

WILLIAM PATRICK SHERMAN TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

MARY CATHERINE SHERMAN TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

JAMES LOUIS SHERMAN TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

REGISTRATION RIGHTS AGREEMENT

(Shareholder Signatures)

HELEN LOUISE SHERMAN TORMEY TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

CHARLES FRANCIS SHERMAN TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

PATRICIA LUCILLE SHERMAN BEGLEY TRUST

By: /s/ Roy W. Begley Jr.

       Name:  Roy W. Begley Jr.

       Title:    Co-TTEE

By: /s/ James L. Sherman

       Name:  James L. Sherman

       Title:    Co-TTEE

REGISTRATION RIGHTS AGREEMENT

(Shareholder Signatures)

FIFTH THIRD BANK, AS TRUSTEE OF THE TRUST INDENTURE CREATED BY WILLIAM C. SHERMAN DATED DECEMBER 29, 1939

By: /s/ Jonathan W. Reynolds

       Name:  Jonathan W. Reynolds

       Title:    Senior Vice President

FIFTH THIRD BANK, AS TRUSTEE OF THE TESTAMENTARY TRUST CREATED UNDER ITEM III(C) OF THE LAST WILL AND TESTAMENT OF WILLIAM C. SHERMAN, DECEASED

By: /s/ Jonathan W. Reynolds

       Name:  Jonathan W. Reynolds

       Title:    Senior Vice President

Schedule I

Minority Shareholders

Name and Address	Number of Warrants
SPCP Group III LLC Two Greenwich Plaza, 1st FloorGreenwich, CT 06830	13,647
SPF CDO I, Ltd. Two Greenwich Plaza, 1st FloorGreenwich, CT 06830	142,024
SPCP Group, LLC Two Greenwich Plaza, 1st FloorGreenwich, CT 06830	1,130,464
DLJ Investment Partners, L.P. Credit Suissec/o Charles Harper11 Madison Avenue, Floor 16New York, NY 10010	111,940
DLJ Investment Partners II, L.P. Credit Suissec/o Charles Harper11 Madison Avenue, Floor 16New York, NY 10010	251,897
DLJIP II Holdings, L.P. Credit Suissec/o Charles Harper11 Madison Avenue, Floor 16New York, NY 10010	79,416
Silver Point Capital Fund, L.P. 2 Greenwich PlazaGreenwich, CT 06830	916,564

Schedule II

Majority Shareholders

Shareholder	Address	Number of Shares of Common Stock
FIFTH THIRD BANK, AS TRUSTEE OF THE TRUST INDENTURE CREATED BY WILLIAM C. SHERMAN DATED DECEMBER 29, 1939	38 Fountain Sq. Plz.Fifth Third CenterCincinnati, OH 45263	514,382
FIFTH THIRD BANK, AS TRUSTEE OF THE TESTAMENTARY TRUST CREATED UNDER ITEM III(C) OF THE LAST WILL AND TESTAMENT OF WILLIAM C. SHERMAN, DECEASED	38 Fountain Sq. Plz.Fifth Third CenterCincinnati, OH 45263	519,062
WILLIAM PATRICK SHERMAN TRUST	600 Albany StreetDayton, OH 45408	193,683
MARY CATHERINE SHERMAN TRUST	600 Albany StreetDayton, OH 45408	193,683
JAMES LOUIS SHERMAN TRUST	600 Albany StreetDayton, OH 45408	193,683
HELEN LOUISE SHERMAN TRUST	600 Albany StreetDayton, OH 45408	193,683
CHARLES FRANCIS SHERMAN TRUST	600 Albany StreetDayton, OH 45408	193,683
PATRICIA LUCILLE SHERMAN BEGLEY TRUST	600 Albany StreetDayton, OH 45408	193,683
JAMES L. SHERMAN (IN HIS INDIVIDUAL CAPACITY)	600 Albany StreetDayton, OH 45408	193,683
PATRICIA L. BEGLEY (IN HER INDIVIDUAL CAPACITY)	600 Albany StreetDayton, OH 45408	193,683